THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

                                  $175,000,000

                9 3/8% Senior Quarterly Interest Bonds ("QUIBS")


                             UNDERWRITING AGREEMENT

                                 August 4, 1999


Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
Dain Rauscher Wessels,
  a division of Dain Rauscher Incorporated
EVEREN Securities, Inc.


Ladies and Gentlemen:


         The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the "Company"), proposes, upon the terms and conditions set forth herein to issue and sell 9 3/8% Senior Quarterly Interest Bonds due August 1, 2039 with an aggregate principal amount equal to $175,000,000 (the "Firm Securities") to Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Dain Rauscher Wessels, a division of Dain Rauscher Incorporated, EVEREN Securities, Inc. and the other Underwriters set forth on Schedule I attached hereto (collectively, the "Underwriters"), for whom you (the "Representatives") are acting as representatives. The Company has also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional $25,000,000 aggregate principal amount of the Company's 9 3/8% Senior Quarterly Interest Bonds due August 1, 2039 (the "Option Securities") upon the terms and conditions set forth herein. The Firm Securities and the Option Securities are together referred to as the "Debt Securities."

         The Debt Securities will be issued pursuant to an indenture, dated as of January 1, 1991, as supplemented (the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (the "Trustee").

         The Company has filed with the Securities and Exchange Commission (the "Commission") registration statements on Form S-3 (Nos. 333-36225, 333-80347 and 333-80347-01) and a related preliminary prospectus for the registration of the Debt Securities under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including the Prospectus and the documents incorporated by reference therein pursuant to the section therein entitled "Incorporation of Certain Documents by Reference" and all information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A of the Securities Act Regulations) is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Date or the Option Closing Date, if later, "Registration Statement" shall refer to such registration statement as so amended. Each prospectus included in the Registration Statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations (including any supplement thereto and the documents incorporated by reference therein) is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus (including any supplement thereto and the documents incorporated by reference therein), as first filed with the Commission pursuant to Rule 415 and Rule 424(b)(2) or (5) of the Securities Act Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included", "set forth", "described" or "stated" in the Registration Statement, any Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be.

         Section 1. Representations and Warranties. The Company represents and warrants to each of the Underwriters that as of the date hereof and on the Closing Date and the Option Closing Date, if applicable:

         (a) the Registration Statement has been declared effective by the Commission under the Securities Act; to the Company's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted


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


or threatened by the Commission; and the Registration Statement at the time it became effective and the Prospectus as of its date and as of the Closing Date (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto, but excluding the documents incorporated or deemed to be incorporated by reference therein), in each case other than the Statement of Eligibility on Form T-1 of the Trustee (the "Form T-1"), comply, or will comply, as the case may be, as to form in all material respects with the Securities Act and the Securities Act Regulations and do not and will not as of the applicable effective date of the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Prospectus, as amended or supplemented at the Closing Date and the Option Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein;

         (b) the documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will comply as to form in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (c) the consolidated financial statements, together with the related schedules and notes thereto, included in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein; and the supporting schedules included or incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein;

         (d) Except as disclosed in the Prospectus, since the respective dates as of which information is given in the Registration Statement and the Preliminary Prospectus, there has not been any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business;

         (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification and in which the failure to be so qualified would have a material adverse effect on the business or financial condition of the Company and its subsidiaries taken as a whole;

         (f) each Subsidiary of the Company listed in Exhibit No. 21 to the Form 10-K annual report of the Company filed with the Commission under section 13 of the Exchange Act for the most recent fiscal year ended which is a "significant subsidiary" as defined in Rule 405 of Regulation C of the Regulations (a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification in which the failure to be so qualified would have a material adverse effect on the business or financial condition of the Company and its subsidiaries taken as a whole; all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued and is fully-paid and non-assessable; and the capital stock of each such subsidiary owned by the Company, directly or through subsidiaries, is owned free and clear of any mortgage, pledge, lien, encumbrance, claim or equity;

         (g) this Agreement has been duly authorized, executed and delivered by the Company;

         (h) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder (collectively, the "Trust Indenture Act") and, on the Closing Date, will have been duly authorized, executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) and the availability of equitable remedies (collectively, the "Enforceability Exceptions"); and the Indenture (including any amendments and supplements thereto) complies in all material respects with all requirements of the Trust Indenture Act and the applicable rules and regulations promulgated thereunder by the Commission;


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


         (i) the Debt Securities have been duly authorized and, when executed and authenticated in accordance with the Indenture and delivered to and duly paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except to the extent that enforcement thereof may be limited by the Enforceability Exceptions;

         (j) the Debt Securities and the Indenture conform in all material respects to the summary descriptions thereof contained in the Prospectus;

         (k) The execution, delivery and performance by the Company of its obligations under this Agreement, the Indenture and the Debt Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any Significant Subsidiary that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Significant Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture and the Debt Securities except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Debt Securities;

         (l) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in the Preliminary Prospectus or the Prospectus and proceedings that could not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or will materially and adversely affect the properties or assets thereof or the consummation of this Agreement, the Indenture or the Debt Securities or the transactions contemplated thereby or by the Prospectus;

         (m) no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described;

         (n) the Company is not and, after giving effect to the offering and sale of the Debt Securities, will not be an "investment company" or entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (o) no labor disturbance by the employees of the Company or any subsidiary exists or, to the knowledge of the Company is imminent which will have a material adverse effect upon the conduct of the business, or the earnings, operations or condition, financial or otherwise, of the Company and its subsidiaries taken as a whole;

         (p) the Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Debt Securities;

          (q) the Company meets the requirements for the use of Form S-3 under the Securities Act; and

         (r) the Company and its Significant Subsidiaries own or possess, or can acquire on reasonable terms, adequate trademarks, service marks and trade names necessary to conduct the principal businesses now operated by them, and neither the Company nor any of its subsidiaries has received any written notice of infringement of or conflict with asserted rights of others with respect to any trade names which, singly or in the aggregate, will materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

         Section 2. Offering. The Representatives have advised the Company that the Underwriters will make an offering of the Debt Securities purchased by such Underwriters hereunder on the terms and conditions set forth in the Registration Statement as soon as practicable after this Agreement is entered into, as in the Representatives' judgment is advisable.

         Section 3. Purchase and Delivery; Commission. The Company hereby agrees to sell to the Underwriters and each Underwriter, severally and not jointly, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company the aggregate principal amount of Firm Securities set forth opposite such Underwriters name on Schedule I hereto at a price equal to 100% of the aggregate principal amount thereof less the aggregate amount of Underwriters' compensation described below.

         Subject to the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to $25,000,000 aggregate principal amount of the Option Securities from the Company at the same purchase price per Debt Security as the Underwriters shall pay for the Firm Securities plus any accrued and unpaid interest on the Option Securities as of the Option Closing Date (as defined below). The Option may be exercised only to cover over-allotments in the sale of the Firm Securities by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date hereof, upon written notice (the "Option Securities Notice") by the Representatives to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Securities Notice (the "Option Closing Date") setting forth the aggregate principal amount of Option Securities to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriters the aggregate principal amount of Option Securities set forth in the Option Securities Notice, and each Underwriter will purchase such percentage of the Option Securities as is equal to the percentage of Firm Securities that such

Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional Debt Securities.

         As compensation to the Underwriters for their commitments hereunder, the Company hereby agrees to pay at the Closing Date (as defined below) and the Option Closing Date (if applicable) to the Representatives, for the accounts of the several Underwriters, an amount equal to $.7875 per Debt Security for the Debt Securities to be delivered at the applicable Closing Date.

         Except as set forth in the next paragraph, the Debt Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Debt Securities in book-entry form which will be deposited by or on behalf of the Company with DTC or its designated custodian. The Company will deliver the Firm Securities to the Representatives, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks or fedwire, payable to the order of the Company in federal (same day) funds, by causing DTC to credit the Firm Securities to the account of the Representatives at DTC. The Company will cause the certificates representing the Firm Securities to be made available to the Representatives for checking at least 24 hours prior to the Closing Date (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The place, time and date of such delivery and payment shall be at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, at 10:00 a.m, New York time, on August 11, 1999 or such other place, time and date as the Representatives and the Company may agree upon in writing (the "Closing Date").

         Such Debt Securities, if any, as the Representatives may request upon at least 48 hours' prior notice to the Company (such request to include the authorized denominations and the names in which they are to be registered), shall be delivered in definitive certificated form, by and on behalf of the Company to the Representatives for the account of certain of the Underwriters, against payment by or on behalf of such Underwriter of the purchase price therefor by fedwire, payable to the order of the Company in federal (same day) funds. The Company will cause the certificates representing the Debt Securities to be made available for checking and packaging at least 24 hours prior to the Closing Date at the office of The Chase Manhattan Bank, 450 West 33rd Street, 15th Floor, New York, New York 10001.

         To the extent the Option is exercised, delivery of the Option Securities against payment by the Underwriters (in the manner specified above) will take place at the time and date (which may be the Closing Date) specified in the Option Securities Notice.

         Section 4. Conditions to Closing. The several obligations of the Underwriters to purchase and pay for the Debt Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of all of its covenants and other obligations hereunder and to the following further conditions:

         (a) The Prospectus shall have been timely filed with the Commission in accordance with Rule 430A of the Securities Act Regulations; and, at the Closing Date and the Option Closing Date, if applicable, the Registration Statement shall have been declared effective and no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

         (b) The Underwriters shall have received, on the Closing Date and, with respect to the Option Securities, on the Option Closing Date, if applicable, a certificate signed by the Chairman of the Board, the President, a Vice Chairman of the Board or any Executive or Senior Vice President and the principal financial or accounting officer of the Company, dated the Closing Date or the Option Closing Date, as the case may be, to the effect that the signers of such certificate have carefully examined the Registration Statement and this Agreement and that:

                     (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date, and with respect to the Option Securities, as of the Option Closing Date, if applicable, with the same effect as if made on the Closing Date or on the Option Closing Date, if applicable, and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date and, with respect to the Option Securities, at or prior to the Option Closing Date, if applicable;

                     (ii) since the date of the most recent financial statements included in the Registration Statement (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement (exclusive of any supplement thereto); and

                     (iii) to each such officer's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

         (c) Subsequent to the date hereof and prior to the Closing Date, except as set forth in the Prospectus, there shall not have been any change in the business or properties of the Company and its subsidiaries, taken as a whole, from that set forth in the Preliminary Prospectus that, in the Underwriters' judgment, is so material and adverse as to make it impractical to proceed with the offering or the delivery of the Debt Securities as contemplated by the Prospectus.

         (d) The Underwriters shall have received opinions, dated the Closing Date and, with respect to the Option Securities, dated the Option Closing Date, of Robert G. Ulrich, Esq., General Counsel to the Company, and Cahill, Gordon & Reindel, counsel to the Company, substantially in the form attached hereto as Exhibit A-1 and A-2, respectively. Insofar as such opinions involve factual matters, such counsel may rely, to the extent such counsel deems proper, upon certificates of officers of the Company, its subsidiaries and certificates of public officials.

         (e) The Underwriters shall have received an opinion, dated the Closing Date and, with respect to the Option Securities, dated the Option Closing Date, of Brown & Wood LLP, counsel to the Underwriters as to such matters as the Underwriters shall reasonably request. In rendering such opinion, counsel may rely upon an opinion or opinions, each dated the Closing Date and, with respect to the Option Securities, dated the Option Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of New York, provided that (A) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Underwriters, and (B) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon. Insofar as such opinions involve factual matters, such counsel may rely, to the extent such counsel deems proper, upon certificates of officers of the Company, its subsidiaries and certificates of public officials.

         (f) On the Closing Date, the Debt Securities shall be rated at least "Ba1" by Moody's Investor Service, Inc. ("Moody's") and "BBB-" by Standard & Poor's Rating Services, a division of McGraw Hill, Inc. ("S&P"), and the Company shall have delivered to the Underwriters a letter dated the Closing Date and, with respect to the Option Securities, dated the Option Closing Date, from each such rating agency, or other evidence satisfactory to the Underwriters, confirming that the Debt Securities have such ratings; and on or prior to the Closing Date and, with respect to the Option Securities, on or prior to the Option Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization" as such term is defined by the Commission for the purposes of Rule 436(g)(2) under the Securities Act; shall have occurred, or any public announcement shall have been made that any such organization has under surveillance or review their ratings of the Debt Securities or any other debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), and if, in any such case, the effect thereof in the reasonable judgment of the Underwriters makes it impracticable or inadvisable to proceed with the purchase of the Debt Securities.

         (g) At the time of the execution of this Agreement, the Underwriters shall have received a letter, dated such date, in form and substance reasonably satisfactory to them, from Deloitte & Touche LLP, independent public accountants of the Company, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information, including the financial information contained or incorporated by reference in the Registration Statement as identified by the Representative.

         (h) At the Closing Date and, with respect to the Option Securities, at the Option Closing Date, the Representative shall have received from Deloitte & Touche LLP a letter, dated as of the Closing Date and, with respect to the Option Securities, dated the Option Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section.

         Section 5. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

         (a) The Company will prepare the Prospectus in a form approved by the Underwriters and will file such Prospectus with the Commission pursuant to Rule 424(b) not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement. The Company will notify the Underwriters immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), and of the filing of the Prospectus pursuant to Rule 424(b), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Debt Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) The Company will deliver to the Underwriters, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits) as such Underwriters may reasonably request and copies of each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus.

         (c) The Company will furnish to the Underwriters, without charge, from time to time during the period when the Prospectus is required to be delivered under the Securities Act and the Securities Act Regulations, such number of copies of the Prospectus (as amended or supplemented, if applicable) as they may reasonably request for the purposes contemplated by the Securities Act or the Securities Act Regulations. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) The Company will deliver to the Underwriters notice of their intention to prepare or file any amendment to the Registration Statement relating to the Debt Securities (including any post-effective amendment) or any amendment or supplement to the Prospectus (other than documents deemed to be incorporated by reference into the Prospectus) which the Company proposes for use by the Underwriters in connection with the offering of the Debt Securities and which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations), will furnish the Underwriters and counsel for the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall reasonably object.

         (e) If, during such period ending six months after the Closing Date and prior to the date on which the distribution of Debt Securities by the Underwriters is completed, any event shall occur as a result of which it is necessary, in the opinion of the Company's or Underwriters' counsel, to amend or supplement the Prospectus (as then amended or supplemented) in order to ensure that the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or it is necessary to amend or supplement the Prospectus to comply with law, the Company forthwith shall prepare and furnish, at the Company's own expense, to the Underwriters, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that the Prospectus will comply with law, as the case may be.

         (f) The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act subsequent to the time the Registration Statement becomes effective.

         (g) The Company will endeavor, in cooperation with the Underwriters, to qualify the Debt Securities for offer and sale under the applicable securities or blue sky laws of such states and other jurisdictions of the United States as the Underwriters may reasonably designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Debt Securities. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Debt Securities have been qualified as above provided; provided, however, that the Company will not be required to file any general consent to the service of process or take any action which would subject it to taxation in any such jurisdiction.

         (h) During the period beginning on the date hereof and continuing to and including the Closing Date, the Company will not offer, sell, contract to sell or otherwise dispose of (other than in an offering made exclusively outside the United States) any securities of the Company substantially similar to the Debt Securities or any securities convertible into or exchangeable for the Debt Securities without the prior written consent of the Underwriters.

         (i) During the period when the Debt Securities are outstanding, the Company will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

         (j) The Company shall not enter into any contractual agreement with respect to the distribution of the Debt Securities except for the arrangements with the Underwriters.

         (k) The Company will make generally available to its securityholders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning on the first day of the first full fiscal quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 of the Securities Act Regulations and will advise you in writing when such statement has been so made available. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earnings statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

         (l) The Company shall take all reasonable action necessary to enable Moody's and S&P to provide their respective credit ratings of the Debt Securities.

         (m) The Company will cooperate with the Underwriters and use their reasonable best efforts to permit the Debt Securities to be eligible for clearance and settlement through the facilities of DTC.

         (n) The Company will use their reasonable best efforts to list the Debt Securities on the New York Stock Exchange within 30 days following the Closing Date.

         (o) The Company will use the proceeds received by it from the sale of the Debt Securities in the manner specified in the Prospectus under "Use of Proceeds."

         Section 6. Expenses. The Company covenants and agrees with the Underwriters that the Company will pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the printing and filing of the Registration Statement and the Prospectus, and all amendments and supplements thereto, (ii) all expenses and disbursements of counsel to the Company, (iii) all costs and expenses incurred in connection with the preparation, issuance and delivery of the Debt Securities, (iv) the fees and disbursements of the Company's accountants, (v) all costs and expenses incurred in the preparation and the printing of the Debt Securities, the Indenture, and all other documents relating to the issuance, purchase and initial resale of the Debt Securities, (vi) rating agency fees, (vii) fees and expenses of a trustee appointed under the Indenture, including reasonable fees and expenses of counsel for such trustee, (viii) costs and expenses in connection with the listing of the Debt Securities on the New York Stock Exchange and (ix) all other costs and expenses incident to the performance by the Company of its obligations hereunder which are not otherwise specifically provided in this Section. The Underwriters shall be responsible for all of their own expenses, including the fees of the Underwriters' counsel.

         Section 7. Indemnification and Contribution. The Company agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, each Underwriter, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by such Underwriter or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriters furnished to the Company in writing by the Representatives expressly for use therein; provided, however, that the Company shall not be required to indemnify any Underwriter or any such controlling or affiliated person for any such losses, claims, damages or liabilities alleged by any person who purchased Debt Securities from such Underwriter if the untrue statement, omission or allegation thereof upon which such losses, claims, damages or liabilities are based was made in the Preliminary Prospectus, if a copy of the Prospectus (as then amended or supplemented), furnished on a timely basis by the Company, was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of Debt Securities to such person, and if the Prospectus as so amended or supplemented corrected the untrue statement or omission giving rise to such loss, claim, damage or liability.

         (a) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, any authorized representative of the Company and any person controlling the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter, furnished to the Company in writing by the Representatives expressly for use in the Registration Statement and Prospectus or any amendments or supplements thereto.

         (b) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including the impleaded parties) include both the indemnifying party and the indemnified party, and the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives in the case of parties indemnified pursuant to paragraph (a) above and by the Company in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there has been a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes and unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (c) To the extent the indemnification provided for in paragraph (a) or
(b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of such Debt Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of such Debt Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Debt Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Underwriters in respect thereof, in each case as set forth in the Prospectus, bear to the aggregate offering price of such Debt Securities. The relative fault of the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (d) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Debt Securities resold by it in the initial placement of such Debt Securities were offered to investors exceed the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution provisions contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of an Underwriter or by or on behalf of the Company, its directors or officers, any authorized representative of the Company or any person controlling the Company and (iii) acceptance of any payment for any of the Debt Securities. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         Section 8. Termination. This Agreement shall be subject to termination by notice given by the Underwriters to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the Representatives' judgment, is material and adverse; and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the Representatives' judgment, impracticable to market the Debt Securities on the terms and in the manner contemplated in the Prospectus or any supplement thereto.

         Section 9. Pro Rata Purchase in Certain Events. If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Firm Securities that it or they have agreed to purchase hereunder and the aggregate principal amount of Firm Securities that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, the other Underwriters shall be obligated severally and not jointly in the proportions which the aggregate principal amount of Firm Securities set forth opposite their names in Schedule I to this Agreement bears to the aggregate principal amount of Firm Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Firm Securities that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Firm Securities and the aggregate principal amount of Firm Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall thereupon terminate without liability on the part of any non-defaulting Underwriters or of the Company. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Registration Statement or in any other documents or arrangements may be effected. An action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         Section 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives c/o Morgan Stanley at 1585 Broadway, New York, New York 10036, Attention: Syndicate Desk, Managing Director, with a copy to Brown & Wood LLP, One World Trade Center, New York, New York 10048, Attention: Michael A. King, Esq.; notices to the Company shall be directed to The Great Atlantic & Pacific Tea Company, Inc, 2 Paragon Drive, Montvale New Jersey 07645, Attention: Robert G. Ulrich, General Counsel, with a copy to Cahill, Gordon & Reindel, 80 Pine Street, New York, New York 10005,
Attention: Gary Brooks.

         Section 11. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers, directors and trustees referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Debt Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         Section 12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Section 13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters by having an authorized officer sign a copy of this Agreement in the space set forth below and by returning the signed copy to us.

                                Very truly yours,


                                THE GREAT ATLANTIC & PACIFIC TEA
                                COMPANY, INC.


                                By: /s/ R. Terrence Galvin
                                    -------------------------------------------
                                    Name:   R. Terrence Galvin
                                    Title:  Vice President, Finance
                                            and Treasurer


Accepted by:

MORGAN STANLEY & CO. INCORPORATED
SALOMON SMITH BARNEY INC.
DAIN RAUSCHER WESSELS,
  A DIVISION OF DAIN RAUSCHER INCORPORATED
EVEREN SECURITIES, INC.
as representatives of the several
Underwriters named in Schedule I hereto


By: MORGAN STANLEY & CO. INCORPORATED


By: /s/ Harold J. Hendershot III
    ------------------------------------------
    Name:    Harold J. Hendershot III
    Title:   Vice President

SCHEDULE I


Underwriter                                                    Amount
-----------                                                    ------


Morgan Stanley & Co. Incorporated                           $32,375,000
Salomon Smith Barney Inc.                                    32,375,000
Dain Rauscher Wessels,
  a division of Dain Rauscher Incorporated                   32,375,000
EVEREN Securities, Inc.                                      32,375,000

Bear, Stearns & Co. Inc.                                      1,750,000
CIBC World Markets Corp.                                      1,750,000
Deutsche Bank Securities Inc.                                 1,750,000
A.G. Edwards & Sons, Inc.                                     1,750,000
First Union Capital Markets Corp.                             1,750,000
SG Cowen Securities Corporation                               1,750,000
Warburg Dillon Read LLC                                       1,750,000

Advest, Inc.                                                    875,000
Robert W. Baird & Co. Incorporated                              875,000
Banc One Capital Markets, Inc.                                  875,000
Banc of America Securities LLC                                  875,000
J.C. Bradford & Co.                                             875,000
BB&T Capital Markets
     A Division of Scott & Stringfellow, Inc.                   875,000
Crowell, Weedon & Co.                                           875,000
Davenport & Company LLC                                         875,000
D.A. Davidson & Co. Incorporated                                875,000
Fahnestock & Co. Inc.                                           875,000
Ferris, Baker Watts, Incorporated                               875,000
Fifth Third Securities, Inc.                                    875,000
First Albany Corporation                                        875,000
Gibraltar Securities Co.                                        875,000
Gruntal & Co., L.L.C.                                           875,000
Janney Montgomery Scott Inc.                                    875,000
Kirkpatrick, Pettis, Smith, Polian Inc.                         875,000
Legg Mason Wood Walker, Incorporated                            875,000
McDonald Investments Inc.,
     A Keycorp Company                                          875,000
Mesirow Financial, Inc.                                         875,000
Miller, Johnson & Kuehn, Inc.                                   875,000

Morgan Keegan & Company, Inc.                                   875,000
Neuberger & Berman, LLC                                         875,000
Parker/Hunter Incorporated                                      875,000
Pershing/Division of
     Donaldson, Lufkin & Jenrette Securities Corporation        875,000
Raymond James & Associates, Inc.                                875,000
The Robinson-Humphrey Company, LLC                              875,000
Roney & Co.                                                     875,000
Schroder & Co. Inc.                                             875,000
Southwest Securities, Inc.                                      875,000
Sterne, Agee & Leach, Inc.                                      875,000
Stifel, Nicolaus & Company, Incorporated                        875,000
Sutro & Co. Incorporated                                        875,000
TD Securities (USA) Inc.                                        875,000
Tucker Anthony Incorporated                                     875,000
U.S. Bancorp Piper Jaffray Inc.                                 875,000
Wachovia Securities, Inc.                                       875,000
Wedbush Morgan Securities                                       875,000


     Total                                                 $175,000,000
                                                            ===========

EXHIBIT A-1


         The opinion of Robert G. Ulrich, Esq, General Counsel to the Company, to be delivered pursuant to Section 4(d) of the Underwriting Agreement shall be substantially to the effect that:

                  1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement.

                  2. To the best of such counsel's knowledge, the Company has been duly qualified as a foreign corporation for to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification and in which the failure so to qualify would result in a material adverse effect on the business or financial condition of the Company and its subsidiaries taken as a whole.

                  3. Each of the Significant Subsidiaries of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and to the best of such counsel's knowledge, is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification and in which the failure so to qualify would result in a material adverse effect on the business or financial condition of the Company and its subsidiaries taken as a whole; and all of the issued and outstanding shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued, are fully-paid and non-assessable, and the capital stock of each such subsidiary, to the best of such counsel's knowledge, is owned by the Company, directly or indirectly, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

                  4. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, in each case other than financial statements and the notes thereto and other financial, accounting or statistical information contained therein as to which such counsel need not express an opinion, when such documents became effective or were filed with the Commission, as the case may be, complied as to form in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable.

                  5. The execution, delivery and performance by the Company of its obligations under the Underwriting Agreement, the Indenture and the Debt

                  Securities will not contravene (i) the certificate of incorporation or by-laws of the Company, (ii) to my knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iii) to my knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary.

                  6. To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings fairly summarized in all material respects in the Registration Statement and proceedings which I believe are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under the Underwriting Agreement, the Indenture and the Debt Securities or to consummate the transactions contemplated thereby.

                  8. In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, and the Underwriters and their counsel at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, such counsel advise the Underwriters that, on the basis of the foregoing (relying as to materiality to a large extent on the opinions of officers and other representatives of the Company), no facts have come to such counsel's attention which lead them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and does not make any comment with respect to the Form T-1 or the financial statements and the notes thereto and the other financial, accounting and statistical information included in the Registration Statement or the Prospectus).

EHIBIT A-2


         The opinion of Cahill Gordon & Reindel, counsel to the Company, to be delivered pursuant to Section 4(d) of the Underwriting Agreement shall be substantially to the effect that:

          1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, has the corporate power and authority to own its property and conduct its business as described in the Registration Statement.

          2. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          3. The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and will constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) and the availability of equitable remedies (collectively, the "Enforceability Exceptions"); and the Indenture (including any amendments and supplements thereto) complies in all material respects with all requirements of the Trust Indenture Act and the applicable rules and regulations promulgated thereunder by the Commission.

          4. The Debt Securities have been duly authorized and, when executed and authenticated in accordance with the Indenture and delivered to and duly paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except to the extent that enforcement thereof may be limited by the Enforceability Exceptions.

          5. The Debt Securities and the Indenture conform in all material respects to the summary descriptions thereof contained in the Prospectus.

          6. No consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Debt Securities or the consummation by the Company of the transactions contemplated by the Underwriting Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as may have been obtained as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Debt Securities by the Underwriters.

          7. The Registration Statement at the time it became effective and the Prospectus, as of its date and as of the Closing Date (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), in each case other than the Statement of Eligibility on Form T-1 of the Trustee (the "Form T-1") and the financial statements and the notes thereto and the other financial, accounting or statistical information contained therein as to which such counsel need not express an opinion, complied as to form in all material respects with the Securities Act and the Securities Act Regulations.

          8. The statements in the Prospectus under the caption "United States Tax Considerations" fairly summarize matters referred to therein.

          9. The Registration Statement has been declared effective under the Securities Act; the Prospectus has been filed pursuant to Rule 415 and Rule 424(b)(2) or (5) of the Securities Act Regulations in the manner and within the time period prescribed therein; and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending.

          10. In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, and the Underwriters and their counsel at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, such counsel advise the Underwriters that, on the basis of the foregoing (relying as to materiality to a large extent on the opinions of officers and other representatives of the Company), no facts have come to such counsel's attention which lead them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and does not make any comment with respect to the Form T-1 or the financial statements and the notes thereto and the other financial, accounting and statistical information included in the Registration Statement or the Prospectus).



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